UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09651 and 811-09735

Name of Fund:  BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 08/31/2019

Date of reporting period: 02/28/2019

Item 1 – Report to Stockholders

FEBRUARY 28, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

    BlackRock Focus Growth Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2019, concerns about a variety of political risks and a modest slowdown in global growth led to modest positive returns for the U.S. equity and bond markets. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. At its most recent meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the U.K. and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.04)%	4.68%
U.S. small cap equities (Russell 2000® Index)	(8.86)	5.58
International equities (MSCI Europe, Australasia, Far East Index)	(3.58)	(6.04)
Emerging market equities (MSCI Emerging Markets Index)	0.33	(9.89)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.04
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.57	4.02
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.99	3.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	4.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.00	4.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of February 28, 2019	BlackRock Focus Growth Fund, Inc.

Investment Objective

BlackRock Focus Growth Fund, Inc.’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended February 28, 2019, the Fund, through its investment in Master Focus Growth LLC (the “Master LLC”), outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The largest positive contributor to the Fund’s performance relative to the benchmark for the six-month period was stock selection in the information technology sector. Most notably, positioning in both hardware and software companies generated positive results. This was followed by stock selection in the health care sector, with contributions led by medical device holdings. Finally, stock selection in the real estate sector also contributed to relative returns.

The largest detractor over the six-month period was stock selection in the communication services sector. In particular, positions in media and entertainment weighed on relative performance. Stock selection in the consumer staples sector, specifically positioning within beverages and household products, also constrained returns. Lastly, an underweight exposure to the industrials sector detracted from relative performance.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the six-month period, the Master LLC’s allocations to the technology and health care sectors increased modestly. Conversely, the Master LLC’s weighting to the communication services and financials sectors declined over the period.

Describe portfolio positioning at period end.

As of period end, the Master LLC’s largest overweight positions relative to the Russell 1000® Growth Index included the health care, consumer discretionary, and financials sectors. The Master LLC was underweight in the industrials, consumer staples, materials, and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of February 28, 2019 (continued)	BlackRock Focus Growth Fund, Inc.

Performance Summary for the Period Ended February 28, 2019

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(3.42)%	8.11%	N/A	12.55%	N/A	17.38%	N/A
Investor A	(3.27)	8.02	2.35%	12.24	11.04%	16.95	16.32%
Investor C	(3.73)	7.06	6.06	11.35	11.35	16.07	16.07
Russell 1000® Growth Index(c)	(4.52)	6.62	N/A	12.63	N/A	18.19	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in the common stock of not less than 25 to not more than 45 companies that Master LLC management believes have strong earnings and revenue growth and capital appreciation potential.

(c)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	(09/01/18)	(02/28/19)	During the Period(a)	(09/01/18)	(02/28/19)	During the Period(a)	Ratio
Institutional	$1,000.00	$965.80	$4.46	$1,000.00	$1,020.26	$4.58	0.91%
Investor A	1,000.00	967.30	5.92	1,000.00	1,018.78	6.07	1.21
Investor C	1,000.00	962.70	9.50	1,000.00	1,015.11	9.76	1.95

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Focus Growth Fund, Inc.

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on September 1, 2018 and held through February 28, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

February 28, 2019

BlackRock
Focus
Growth Fund, Inc.

ASSETS
Investments at value — Master LLC	$193,540,220
Receivables:
Capital shares sold	355,494
Withdrawals from the Master LLC	240,263
Prepaid expenses	39,268

Total assets	194,175,245

LIABILITIES
Payables:
Administration fees	73,455
Capital shares redeemed	595,757
Officer’s fees	60
Other accrued expenses	5,341
Printing fees	35,170
Professional fees	34,618
Board realignment and consolidation	12,786
Service and distribution fees	37,774
Transfer agent fees	67,138

Total liabilities	862,099

NET ASSETS	$193,313,146

NET ASSETS CONSIST OF
Paid-in capital	$135,089,652
Accumulated earnings	58,223,494

NET ASSETS	$193,313,146

NET ASSET VALUE
Institutional — Based on net assets of $70,555,098 and 15,301,031 shares outstanding, 100 million shares authorized, $0.10 par value	$4.61

Investor A — Based on net assets of $96,416,377 and 22,711,578 shares outstanding, 100 million shares authorized, $0.10 par value	$4.25

Investor C — Based on net assets of $26,341,671 and 7,655,454 shares outstanding, 200 million shares authorized, $0.10 par value	$3.44

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	7

Statement of Operations (unaudited)

Six Months Ended February 28, 2019

BlackRock
Focus
Growth Fund, Inc.

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Dividends — affiliated	$35,997
Dividends — unaffiliated	429,387
Securities lending income — affiliated — net	1,122
Expenses	(505,784)
Fees waived	91,210

Total investment income	51,932

FUND EXPENSES
Service and distribution — class specific	239,327
Administration	224,802
Transfer agent — class specific	111,027
Registration	36,741
Professional	29,778
Printing	18,647
Board realignment and consolidation	4,857
Officer	64
Miscellaneous	7,974

Total expenses	673,217

Net investment loss	(621,285)

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER LLC
Net realized loss from investments and foreign currency transactions	(2,352,448)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,136,410)

Net realized and unrealized loss	(6,488,858)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,110,143)

See notes to financial statements.

8	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Focus Growth Fund, Inc.
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

OPERATIONS
Net investment loss	$(621,285)	$(1,003,859)
Net realized gain (loss)	(2,352,448)	10,771,838
Net change in unrealized appreciation (depreciation)	(4,136,410)	27,712,341

Net increase (decrease) in net assets resulting from operations	(7,110,143)	37,480,320

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(2,722,162)	(1,637,927)
Investor A	(3,784,012)	(2,816,392)
Investor C	(1,293,774)	(1,148,666)

Decrease in net assets resulting from distributions to shareholders	(7,799,948)	(5,602,985)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	20,182,141	33,624,046

NET ASSETS(b)
Total increase in net assets	5,272,050	65,501,381
Beginning of period	188,041,096	122,539,715

End of period	$193,313,146	$188,041,096

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and accumulated net investment loss has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 7 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Focus Growth Fund, Inc.
	Institutional
	Six Months
	Ended
	02/28/19		Year Ended August 31,
	(unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$4.97		$4.01	$3.29	$3.23	$3.42	$3.22

Net investment income (loss)(a)	(0.01)		(0.02)	(0.01)	(0.01)	(0.02)	0.00	(b)
Net realized and unrealized gain (loss)	(0.17)		1.15	0.73	0.22	0.36	0.79

Net increase (decrease) from investment operations	(0.18)		1.13	0.72	0.21	0.34	0.79

Distributions from net realized gain(c)	(0.18)		(0.17)	—	(0.15)	(0.53)	(0.59)

Net asset value, end of period	$4.61		$4.97	$4.01	$3.29	$3.23	$3.42

Total Return(d)
Based on net asset value	(3.42	)%(e)	29.10%	21.88%	6.59%	11.15%	26.17	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.91	%(i)	0.93%	1.07%	1.06%	1.14%	1.10%

Total expenses after fees waived and/or reimbursed	0.91	%(i)	0.93%	1.03%	1.03%	1.09%	1.10%

Net investment income (loss)	(0.39	)%(i)	(0.34)%	(0.39)%	(0.43)%	(0.53)%	0.05%

Supplemental Data
Net assets, end of period (000)	$70,555		$67,688	$37,304	$22,415	$19,868	$14,733

Portfolio turnover rate of the Master LLC	27%		51%	63%	112%	94%	130%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.43%.

(g)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income (loss).
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months
	Ended
	02/28/19	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014
Fees waived	0.10%	0.11%	0.20%	0.20%	0.20%	0.20%

(i)	Annualized.

See notes to financial statements.

10	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Focus Growth Fund, Inc. (continued)

	Investor A
	Six Months
	Ended
	02/28/19		Year Ended August 31,
	(unaudited)		2018	2017	2016	2015	2014

Net asset value, beginning of period	$4.59		$3.73	$3.07	$3.03	$3.23	$3.07

Net investment loss(a)	(0.01)		(0.03)	(0.02)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.15)		1.06	0.68	0.20	0.35	0.74

Net increase (decrease) from investment operations	(0.16)		1.03	0.66	0.18	0.32	0.73

Distributions from net realized gain(b)	(0.18)		(0.17)	—	(0.14)	(0.52)	(0.57)

Net asset value, end of period	$4.25		$4.59	$3.73	$3.07	$3.03	$3.23

Total Return(c)
Based on net asset value	(3.27	)%(d)	28.59%	21.50%	6.11%	11.10%	25.43	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.21	%(h)	1.27%	1.40%	1.40%	1.50%	1.49%

Total expenses after fees waived and/or reimbursed	1.21	%(h)	1.26%	1.28%	1.28%	1.43%	1.49%

Net investment loss	(0.69	)%(h)	(0.67)%	(0.66)%	(0.68)%	(0.87)%	(0.35)%

Supplemental Data
Net assets, end of period (000)	$96,416		$90,524	$62,940	$52,744	$40,206	$36,446

Portfolio turnover rate of the Master LLC	27%		51%	63%	112%	94%	130%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 24.65%.

(f)  Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment loss.

(g) Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months
	Ended
	02/28/19	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014
Fees waived	0.10%	0.11%	0.20%	0.20%	0.20%	0.20%

(h)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Focus Growth Fund, Inc. (continued)

	Investor C
	Six Months
	Ended
	02/28/19		Year Ended August 31,
	(unaudited)		2018	2017	2016	2015	2014

Net asset value, beginning of period	$3.77		$3.11	$2.58	$2.57	$2.83	$2.74

Net investment loss(a)	(0.02)		(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	(0.13)		0.88	0.57	0.18	0.29	0.67

Net increase (decrease) from investment operations	(0.15)		0.83	0.53	0.14	0.25	0.64

Distributions from net realized gain(b)	(0.18)		(0.17)	—	(0.13)	(0.51)	(0.55)

Net asset value, end of period	$3.44		$3.77	$3.11	$2.58	$2.57	$2.83

Total Return(c)
Based on net asset value	(3.73	)%(d)	27.81%	20.54%	5.44%	9.87%	24.76	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.95	%(h)	1.97%	2.17%	2.16%	2.25%	2.24%

Total expenses after fees waived and/or reimbursed	1.95	%(h)	1.96%	2.03%	2.03%	2.18%	2.24%

Net investment loss	(1.44	)%(h)	(1.38)%	(1.42)%	(1.43)%	(1.62)%	(1.09)%

Supplemental Data
Net assets, end of period (000)	$26,342		$29,828	$22,295	$29,099	$26,453	$24,113

Portfolio turnover rate of the Master LLC	27%		51%	63%	112%	94%	130%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 23.88%.

(f)  Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

(g) Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Six Months
	Ended
	02/28/19	Year Ended August 31,
	(unaudited)	2018	2017	2016	2015	2014
Fees waived	0.10%	0.11%	0.20%	0.20%	0.20%	0.20%

(h)	Annualized.

See notes to financial statements.

12	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)	BlackRock Focus Growth Fund, Inc.

1.	ORGANIZATION

BlackRock Focus Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as non-diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Master Focus Growth LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At February 28, 2019, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Directors of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements (unaudited) (continued)	BlackRock Focus Growth Fund, Inc.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C

Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended February 28, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$109,337	$129,990	$239,327

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended February 28, 2019, the Fund paid $6 to affiliates of BlackRock in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended February 28, 2019, the Fund did not reimburse the Administrator for costs incurred in running the call center.

For the six months ended February 28, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$31,494	$62,309	$17,224	$111,027

Other fees: For the six months ended February 28, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $114,590.

For the six months ended February 28, 2019, affiliates received CDSCs as follows:

Investor A	$3,008
Investor C	690

Expense Limitations and Waivers: The Administrator contractually agreed to waive the investment advisory fee of the Master LLC and the administration fee of the Fund, as necessary, to reduce the sum of the investment advisory fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the average daily net assets of the Fund) by 0.10%. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement through December 31, 2019 unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended February 28, 2019, there were no administration fees waived and/or reimbursed by the Administrator.

With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	Investor A	Investor C

1.03%	1.28%	2.03%

The Administrator has agreed not to reduce or discontinue this contractual expense limitation through December 31, 2019, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended February 28, 2019, there were no fees waived and/or reimbursed by the Administrator.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total

14	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	BlackRock Focus Growth Fund, Inc.

assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended February 28, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 02/28/19		Year Ended 08/31/18

	Shares	Amount	Shares	Amount

Institutional
Shares sold	4,403,378	$20,104,919	6,859,745	$31,040,056
Shares issued in reinvestment of distributions	594,178	2,596,557	381,853	1,519,775
Shares redeemed	(3,325,223)	(14,090,196)	(2,920,624)	(13,096,407)

Net increase	1,672,333	$8,611,280	4,320,974	$19,463,424

Investor A
Shares sold	5,274,639	$21,830,061	5,819,928	$24,108,142
Shares issued in reinvestment of distributions	895,351	3,608,314	715,767	2,641,145
Shares redeemed	(3,160,833)	(12,855,910)	(3,703,156)	(15,241,581)

Net increase	3,009,157	$12,582,465	2,832,539	$11,507,706

Investor C
Shares sold	942,357	$3,194,733	1,800,286	$6,289,518
Shares issued in reinvestment of distributions	383,044	1,252,564	362,288	1,104,940
Shares redeemed	(1,573,310)	(5,458,901)	(1,417,658)	(4,741,542)

Net increase (decrease)	(247,909)	$(1,011,604)	744,916	$2,652,916

Total Net Increase	4,433,581	$20,182,141	7,898,429	$33,624,046

7.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and accumulated net investment loss in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

Share Class	Net Realized Gain

Institutional	$1,637,927
Investor A	2,816,392
Investor C	1,148,666

Accumulated net investment loss as of August 31, 2018 was $159,885.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Portfolio Information as of February 28, 2019 (unaudited)	Master Focus Growth LLC

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Amazon.com, Inc.	10%
Microsoft Corp.	5
Visa, Inc., Class A	4
Mastercard, Inc., Class A	4
salesforce.com, Inc.	4
UnitedHealth Group, Inc.	4
Alphabet, Inc., Class A	3
Netflix, Inc.	3
CoStar Group, Inc.	3
Tencent Holdings Ltd.	3

SECTOR ALLOCATION

Sector	Percent of Net Assets

Information Technology	32%
Consumer Discretionary	19
Health Care	19
Communication Services	12
Financials	6
Industrials	6
Consumer Staples	2
Real Estate	2
Materials	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

16	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2019	Master Focus Growth LLC (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.2%

Automobiles — 2.0%
Ferrari NV	15,820	$2,029,073
Tesla, Inc. (a)(b)	5,712	1,827,155

		3,856,228

Beverages — 2.6%
Constellation Brands, Inc., Class A	29,173	4,934,905

Biotechnology — 1.3%
Vertex Pharmaceuticals, Inc. (a)	13,818	2,608,148

Capital Markets — 4.0%
CME Group, Inc.	18,875	3,433,551
S&P Global, Inc.	21,155	4,238,827

		7,672,378

Chemicals — 1.0%
Sherwin-Williams Co.	4,535	1,964,562

Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B (a)	17,559	3,534,627

Entertainment — 3.2%
Netflix, Inc. (a)	17,291	6,191,907

Equity Real Estate Investment Trusts (REITs) — 2.1%
SBA Communications Corp. (a)	22,663	4,092,031

Health Care Equipment & Supplies — 9.2%
Align Technology, Inc. (a)	18,202	4,713,772
Becton Dickinson and Co.	18,959	4,716,810
Boston Scientific Corp. (a)	116,546	4,675,826
Intuitive Surgical, Inc. (a)	6,865	3,759,343

		17,865,751

Health Care Providers & Services — 5.1%
Centene Corp. (a)	50,578	3,079,694
UnitedHealth Group, Inc.	27,901	6,758,180

		9,837,874

Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc.	10,265	2,575,899

Interactive Media & Services — 9.2%
Alphabet, Inc., Class A (a)	5,685	6,404,437
Facebook, Inc., Class A (a)	19,612	3,166,357
IAC/InterActiveCorp (a)	13,725	2,924,111
Tencent Holdings Ltd.	121,800	5,215,872

		17,710,777

Internet & Direct Marketing Retail — 15.4%
Alibaba Group Holding Ltd. — ADR (a)	10,609	1,941,765
Amazon.com, Inc. (a)	11,858	19,445,104
Booking Holdings, Inc. (a)	2,289	3,884,525
MercadoLibre, Inc. (a)	9,675	4,438,793

		29,710,187

IT Services — 10.3%
Mastercard, Inc., Class A	34,698	7,799,069
PayPal Holdings, Inc. (a)	40,934	4,014,397
Visa, Inc., Class A	55,458	8,214,439

		20,027,905

Life Sciences Tools & Services — 1.8%
Illumina, Inc. (a)	10,861	3,396,995

Machinery — 0.9%
Xylem, Inc.	24,199	1,828,234

Pharmaceuticals — 1.2%
Zoetis, Inc.	24,033	2,264,630

Professional Services — 2.9%
CoStar Group, Inc. (a)	12,352	5,651,411

Security	Shares	Value

Road & Rail — 1.8%
Union Pacific Corp.	21,189	$3,553,395

Semiconductors & Semiconductor Equipment — 3.1%
ASML Holding NV, Registered Shares	20,712	3,787,603
NVIDIA Corp.	13,723	2,116,910

		5,904,513

Software — 17.0%
Adobe, Inc. (a)	17,969	4,716,863
Autodesk, Inc. (a)	15,476	2,522,743
Intuit, Inc.	20,406	5,042,935
Microsoft Corp.	83,320	9,334,340
salesforce.com, Inc. (a)	43,188	7,067,716
ServiceNow, Inc. (a)	17,515	4,193,792

		32,878,389

Total Common Stocks — 97.2% (Cost: $128,790,563)		188,060,746

Preferred Stocks — 1.9%

Internet Software & Services
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $999,102), 0.00% (a)(c)(d)	64,404	3,188,642

Software
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $598,061), 0.00% (a)(c)(d)	97,563	596,110

Total Preferred Stocks — 1.9% (Cost: $1,597,163)		3,784,752

Total Long-Term Investments — 99.1% (Cost: $130,387,726)		191,845,498

Short-Term Securities — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.29% (e)(g)	2,031,072	2,031,072
SL Liquidity Series, LLC, Money Market Series, 2.63% (e)(f)(g)	1,814,837	1,815,381

Total Short-Term Securities — 2.0% (Cost: $3,846,286)		3,846,453

Total Investments — 101.1% (Cost: $134,234,012)		195,691,951

Liabilities in Excess of Other Assets — (1.1)%		(2,151,731)

Net Assets — 100.0%		$193,540,220

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) February 28, 2019	Master Focus Growth LLC

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Master LLC held restricted securities with a current value of $3,784,752, representing 1.96% of its net assets as of period end, and an original cost of $1,597,163.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the period ended February 28, 2019, investments in issuers considered to be affiliates of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,325,088	(294,016)	2,031,072	$2,031,072	$35,997	$ —	$ —
SL Liquidity Series, LLC Money Market Series	3,711,087	(1,896,250)	1,814,837	1,815,381	1,122(b)	173	329

				$3,846,453	$37,119	$173	$329

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

ADR  American Depositary Receipts

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$3,856,228	$—	$—	$3,856,228
Beverages	4,934,905	—	—	4,934,905
Biotechnology	2,608,148	—	—	2,608,148
Capital Markets	7,672,378	—	—	7,672,378
Chemicals	1,964,562	—	—	1,964,562
Diversified Financial Services	3,534,627	—	—	3,534,627
Entertainment	6,191,907	—	—	6,191,907
Equity Real Estate Investment Trusts (REITs)	4,092,031	—	—	4,092,031
Health Care Equipment & Supplies	17,865,751	—	—	17,865,751
Health Care Providers & Services	9,837,874	—	—	9,837,874
Hotels, Restaurants & Leisure	2,575,899	—	—	2,575,899
Interactive Media & Services	12,494,905	5,215,872	—	17,710,777
Internet & Direct Marketing Retail	29,710,187	—	—	29,710,187
IT Services	20,027,905	—	—	20,027,905
Life Sciences Tools & Services	3,396,995	—	—	3,396,995
Machinery	1,828,234	—	—	1,828,234
Pharmaceuticals	2,264,630	—	—	2,264,630
Professional Services	5,651,411	—	—	5,651,411
Road & Rail	3,553,395	—	—	3,553,395
Semiconductors & Semiconductor Equipment	5,904,513	—	—	5,904,513
Software	32,878,389	—	—	32,878,389
Preferred Stocks:
Internet Software & Services	—	—	3,188,642	3,188,642
Software	—	—	596,110	596,110
Short-Term Securities	2,031,072	—	—	2,031,072

Subtotal	$184,875,946	$5,215,872	$3,784,752	$193,876,570

Investments Valued at NAV(a)				1,815,381

Total Investments				$195,691,951

(a)	Certain investments of the Master LLC were fair valued using NAV per share as no quoted market value is available and have been excluded from the fair value hierarchy.

18	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2019	Master Focus Growth LLC

During the six months ended February 28, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Master LLC had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening balance, as of August 31, 2018	$3,424,759
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	359,993
Purchases	—
Sales	—

Closing balance, as of February 28, 2019	$3,784,752

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019(a)	$359,993

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Master LLC’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks	$3,784,752	Market	Revenue Multiple(a)	6.75x - 16.00x	8.21x

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statement of Assets and Liabilities (unaudited) February 28, 2019

Master Focus Growth LLC

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,808,602) (cost — $130,387,726)	$191,845,498
Investments at value — affiliated (cost — $3,846,286)	3,846,453
Cash	198,111
Foreign currency at value (cost — $370)	350
Receivables:
Securities lending income — affiliated	98
Dividends — affiliated	6,121
Dividends — unaffiliated	117,644
Prepaid expenses	558

Total assets	196,014,833

LIABILITIES
Cash collateral on securities loaned at value	1,815,214
Payables:
Investments purchased	225,603
Directors’ fees	4,576
Investment advisory fees	117,309
Other accrued expenses	71,367
Other affiliates	281
Withdrawals to investors	240,263

Total liabilities	2,474,613

NET ASSETS	$193,540,220

NET ASSETS CONSIST OF
Investors’ capital	$132,082,300
Net unrealized appreciation	61,457,920

NET ASSETS	$193,540,220

See notes to financial statements.

20	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited) Six Months Ended February 28, 2019

Master Focus Growth LLC

INVESTMENT INCOME
Dividends — affiliated	$35,997
Dividends — unaffiliated	429,387
Securities lending income — affiliated — net	1,122

Total investment income	466,506

EXPENSES
Investment advisory	450,086
Accounting services	23,707
Professional	17,230
Directors	8,094
Custodian	1,032
Printing	2,745
Miscellaneous	2,890

Total expenses	505,784
Less fees waived and/or reimbursed by the Manager	(91,210)

Total expenses after fees waived and/or reimbursed	414,574

Net investment income	51,932

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain/(loss) from:
Investments — unaffiliated	(2,352,541)
Investments — affiliated	173
Foreign currency transactions	(80)

(2,352,448)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(4,136,735)
Investments — affiliated	329
Foreign currency translations	(4)

(4,136,410)

Net realized and unrealized loss	(6,488,858)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,436,926)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets

	Master Focus Growth LLC
INCREASE (DECREASE) IN NET ASSETS:	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

OPERATIONS
Net investment income	$51,932	$177,533
Net realized gain (loss)	(2,352,448)	10,771,838
Net change in unrealized appreciation (depreciation)	(4,136,410)	27,712,341

Net increase (decrease) in net assets resulting from operations	(6,436,926)	38,661,712

CAPITAL TRANSACTIONS
Proceeds from contributions	46,926,571	61,437,716
Value of withdrawals	(35,185,543)	(34,516,846)

Net increase in net assets derived from capital transactions	11,741,028	26,920,870

NET ASSETS
Total increase in net assets	5,304,102	65,582,582
Beginning of period	188,236,118	122,653,536

End of period	$193,540,220	$188,236,118

Financial Highlights

	Master Focus Growth LLC
	Six Months Ended 02/28/19 (unaudited)

			Year Ended August 31,
			2018	2017	2016	2015	2014

Total Return
Total Return	(3.21	)%(a)	29.59%	22.42%	7.11%	11.70%	26.75	%(b)

Ratios to Average Net Assets
Total expenses	0.56	%(c)	0.58%	0.72%	0.70%	0.74%	0.74%

Total expenses after fees waived and/or reimbursed	0.46	%(c)	0.47%	0.51%	0.50%	0.54%	0.54%

Net investment income	0.06	%(c)	0.12%	0.11%	0.10%	0.02%	0.61%

Supplemental Data
Net assets, end of period (000)	$193,540		$188,236	$122,654	$104,344	$86,597	$75,395

Portfolio turnover rate	27%		51%	63%	112%	94%	130%

(a)	Aggregate total return.

(b)

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Master LLC’s total return. Not including this payment, the Master LLC’s total return would have been 26.01%.

(c)	Annualized.

See notes to financial statements.

22	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)	Master Focus Growth LLC

1.	ORGANIZATION

Master Focus Growth LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Master LLC is classified as non-diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board” and the members of which are referred to as “Directors”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Master LLC’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is continuing to evaluate the impact of this guidance to the Master LLC.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)	Master Focus Growth LLC

Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master LLC’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)   recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)   future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)   audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master LLC. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master LLC is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master LLC could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

24	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	Master Focus Growth LLC

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of February 28, 2019, certain investments of the Master LLC were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$1,808,602	$(1,808,602)	$—

(a)

Cash collateral with a value of $1,815,214 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)	Master Focus Growth LLC

cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee

Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45

Expense Limitations and Waivers: The Manager contractually agreed to waive the investment advisory fee of the Master LLC and the administration fee of BlackRock Focus Growth Fund, Inc. (“Focus Growth” or the “Fund”), as necessary, to reduce the sum of the investment advisory fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the average daily net assets of Focus Growth) by 0.10%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement through December 31, 2019 unless approved by the Board, including a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master LLC. For the six months ended February 28, 2019, the Manager waived $90,017, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Master LLC, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended February 28, 2019, the amount waived was $1,193.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors of the Master LLC, or by a vote of a majority of the outstanding voting securities of the Master LLC. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended February 28, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended February 28, 2019, the Master LLC reimbursed the Manager $885 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master LLC retains 73.5 % of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Master LLC was subject to a different securities lending fee arrangement.

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended February 28, 2019, the Master LLC paid BIM $361 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master LLC may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master LLC’s investment policies and restrictions. The Master LLC is currently permitted to borrow under the Interfund Lending Program.

26	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)	Master Focus Growth LLC

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended February 28, 2019, the Master LLC did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

6.	PURCHASES AND SALES

For the six months ended February 28, 2019, purchases and sales of investments, excluding short-term securities, were $61,608,040 and $48,960,000, respectively.

7.	INCOME TAX INFORMATION

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

As of February 28, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$134,334,780

Gross unrealized appreciation	$61,712,145
Gross unrealized depreciation	(354,974)

Net unrealized appreciation	$61,357,171

8.	BANK BORROWINGS

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended February 28, 2019, the Master LLC did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments. An illiquid investment is any investment that the Master LLC reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master LLC may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)	Master Focus Growth LLC

The price the Master LLC could receive upon the sale of any particular portfolio investment may differ from the Master LLC’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master LLC’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master LLC, and the Master LLC could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master LLC’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Concentration Risk: As of period end, the Master LLC invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s/Master LLC’s shareholders elected Directors who took office on January 1, 2019. The newly elected Directors include seven continuing Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Fund/Master LLC
100 Bellevue Parkway
Wilmington, DE 19809

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	29

Additional Information

Proxy Results

BlackRock Focus Growth Fund, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Fund. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Focus Growth, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	35,711,940	2,075,377	481,131
Susan J. Carter	36,497,108	1,290,210	481,130
Collette Chilton	36,493,685	1,293,634	481,129
Neil A. Cotty	36,491,357	1,295,961	481,130
Robert Fairbairn	36,320,474	1,466,845	481,129
Lena G. Goldberg	35,567,107	2,220,212	481,129
Robert M. Hernandez	35,514,467	2,272,852	481,129
Henry R. Keizer	36,527,099	1,260,218	481,131
Cynthia A. Montgomery	36,488,724	1,298,013	481,711
Donald C. Opatrny	36,518,629	1,299,527	450,292
John M. Perlowski	36,487,791	1,299,527	481,130
Joseph P. Platt	36,495,598	1,291,720	481,130
Mark Stalnecker	36,495,736	1,291,582	481,130
Kenneth L. Urish	36,464,233	1,323,084	481,131
Claire A. Walton	36,501,492	1,285,827	481,129

* Denotes the Fund-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

Master Focus Growth LLC

A Special Meeting of Shareholders was held on November 21, 2018 for Interestholders of record on September 24, 2018, to elect a Board of Directors of the Funds. The newly elected Directors took office effective January 1, 2019.

Interestholders approved the Directors of Master LLC with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	178,557,810	10,417,835	2,344,236
Susan J. Carter	182,505,099	6,470,546	2,344,236
Collette Chilton	182,505,099	6,470,546	2,344,236
Neil A. Cotty	182,496,590	6,479,050	2,344,241
Robert Fairbairn	182,517,793	6,457,847	2,344,241
Lena G. Goldberg	177,932,548	11,043,092	2,344,241
Robert M. Hernandez	178,412,362	10,563,278	2,344,241
Henry R. Keizer	182,557,328	6,418,317	2,344,236
Cynthia A. Montgomery	182,503,979	6,471,671	2,344,231
Donald C. Opatrny	182,671,030	6,304,610	2,344,241
John M. Perlowski	182,496,405	6,479,240	2,344,236
Joseph P. Platt	182,496,405	6,479,240	2,344,236
Mark Stalnecker	182,497,095	6,478,550	2,344,236
Kenneth L. Urish	182,378,629	6,597,011	2,344,241
Claire A. Walton	182,547,259	6,428,386	2,344,236

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

30	2 0 1 9 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FG-2/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: May 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: May 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC

Date: May 3, 2019

4